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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 8, 2000



                     CONSECO FINANCE SECURITIZATIONS CORP.
                  as seller of Manufactured Housing Contract
                              Senior/Subordinate
                          Pass-Through Certificates,
                                 Series 2000-1
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            (Exact name of registrant as specified in its charter)


        Minnesota             (333-85037/333-85037-01)          41-1807858
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(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code: (651) 293-3400
                                                    --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         Not applicable

ITEM 3.  Bankruptcy or Receivership.
-------  --------------------------

         Not applicable

ITEM 4.  Changes in Registrant's Certifying Accounting.
-------  ---------------------------------------------

         Not applicable

ITEM 5.  Other Events.
-------  ------------

         On February 8, 2000, the Registrant sold Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2000-1 evidencing beneficial ownership interests in a trust consisting of a pool of Manufactured housing loan contracts issued by Conseco Finance Securitizations Corp., as Seller, and Conseco Finance Corp., as Servicer and Originator.

ITEM 6.  Resignations of Registrant's Directors.
-------  --------------------------------------

         Not applicable

ITEM 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable


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         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
             -----------     -----------

                 4.1 Pooling and Servicing Agreement among Conseco Finance Securitizations Corp., as Seller, Conseco Finance Corp., as Originator, Servicer and Guarantor, and U.S. Bank National Association, as Trustee, dated as of February 1, 2000, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
                             Series 2000-1

                 4.2 Transfer Agreement between Conseco Finance Securitizations Corp., as Purchaser, and Conseco Finance Corp., as Seller, dated as of February 1, 2000, relating to Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificates, Series 2000-1

                 8.1 Tax opinion of Briggs and Morgan Professional Association, dated February 8, 2000 relating to REMIC matters


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GREEN TREE FINANCIAL
                             CORPORATION
                             as Originator of Manufactured Housing
                             Contract Senior/Subordinate Pass-Through
                             Certificates, Series 1999-5


                             By:  /s/ Phyllis A. Knight
                                 ------------------------------------
                                 Phyllis A. Knight
                                 Senior Vice President and Treasurer


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INDEX TO EXHIBITS


Exhibit
-------
Number
-------

4.1     Pooling and Servicing Agreement among Conseco Finance
        Securitizations Corp., as Seller, Conseco Finance Corp., as Originator, Servicer and Guarantor, and U.S. Bank
        National Association, as Trustee, dated as of February 1, 2000, relating to Manufacturing
        Housing Contract Senior/Subordinate Pass-Through
        Certificates, Series 2000-1

4.2 Transfer Agreement between Conseco Finance Securitizations Corp., as Purchaser, and Conseco Finance Corp., as Seller, dated as of February 1, 2000, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
        Series 2000-1

8.1     Tax opinion of Briggs and Morgan, Professional
        Association, dated February 8, 2000, relating to
        REMIC matters


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